UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2007
COMPASS DIVERSIFIED TRUST
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51937 (Commission File Number)	57-6218917 (I.R.S. Employer Identification No.)
COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51938 (Commission File Number)	20-3812051 (I.R.S. Employer Identification No.)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On September 13, 2007, Compass Group Diversified Holdings LLC (the “Company”), a subsidiary of Compass Diversified Trust (the “Trust” and, together with the Company, collectively “CODI,” “us” or “we”) filed a Certificate of Amendment to Certificate of Trust (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to change the Trust’s name from “Compass Diversified Trust” to “Compass Diversified Holdings.” The name change is effective as of September 14, 2007. CODI issued a press release relating to its change of name on September 13, 2007. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
     Effective September 14, 2007, the Company, acting through the Board of Directors, and the Regular Trustees of the Trust at the direction of the Company, acting through the Board of Directors, amended (the “Amendment”) the Amended and Restated Trust Agreement dated as of April 25, 2006, as amended on May 23, 2007 (the “Trust Agreement”), of Compass Diversified Trust among the Company, as Sponsor, The Bank of New York (Delaware), as Delaware Trustee, and the Regular Trustees named therein to change the name of the Trust from “Compass Diversified Trust” to “Compass Diversified Holdings.” The Second Amendment to the Trust Agreement is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
3.1	Certificate of Amendment to Certificate of Trust of Compass Diversified Trust.
3.2	Second Amendment to the Amended and Restated Trust Agreement, dated as of April 25, 2006, as amended on May 23, 2007, of Compass Diversified Trust among the Company, as Sponsor, The Bank of New York (Delaware), as Delaware Trustee, and the Regular Trustees named therein.
99.1	Press Release dated September 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2007	COMPASS DIVERSIFIED TRUST
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2007	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer